EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

First Quarter 2023

All information included in this financial supplement is unaudited.

1Q 2023 Financial Supplement	2

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This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

1Q 2023 Financial Supplement	3

Consolidated Financials
and Key Metrics

1Q 2023 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	Change	3/31/2022	3/31/2023	Change

Net income (loss)	$597	$1,011	$648	$138	$266	(55.4)%	$597	$266	(55.4)%
Net income (loss) attributable to the noncontrolling interest	(67)	(44)	(54)	(76)	(89)	(32.8)%	(67)	(89)	(32.8)%
Net income (loss) attributable to Holdings	$530	$967	$594	$62	$177	(66.6)%	$530	$177	(66.6)%

Non-GAAP Operating Earnings (1)	$499	$493	$386	$348	$364	(27.1)%	$499	$364	(27.1)%

Total equity attributable to Holdings' shareholders	$7,959	$5,702	$3,411	$1,401	$3,754	(52.8)%	$7,959	$3,754	(52.8)%
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	—%	1,562	1,562	—%
Total equity attributable to Holdings' common shareholders	6,397	4,140	1,849	(161)	2,192	(65.7)%	6,397	2,192	(65.7)%
Less: Accumulated other comprehensive income (loss)	(1,304)	(4,165)	(6,870)	(8,992)	(6,516)	(399.7)%	(1,304)	(6,516)	(399.7)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$7,701	$8,305	$8,719	$8,831	$8,708	13.1%	$7,701	$8,708	13.1%

Return on Equity (ex. AOCI) - TTM	N/A	N/A	N/A	24.7%	19.9%		N/A	19.9%
Non-GAAP Operating ROE (1)	N/A	N/A	N/A	19.6%	17.5%		N/A	17.5%

Debt to capital:
Debt to Capital (ex. AOCI)	29.3%	28.0%	27.2%	27.0%	29.7%		29.3%	29.7%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$1.32	$2.47	$1.54	$0.10	$0.45	(66.0)%	$1.32	$0.45	(66.1)%
Non-GAAP Operating Earnings (1)	$1.24	$1.23	$0.99	$0.87	$0.96	(22.4)%	$1.24	$0.96	(22.4)%
Book value per common share	$16.65	$10.99	$5.00	$(0.44)	$6.10	(63.3)%	$16.65	$6.10	(63.3)%
Book value per common share (ex. AOCI)	$20.04	$22.04	$23.56	$24.19	$24.25	21.0%	$20.04	$24.25	21.0%

Weighted-average common shares outstanding:
Basic	388.6	378.9	374.5	368.6	361.9	(6.9)%	388.6	361.9	(6.9)%
Diluted	391.7	380.6	376.8	371.5	364.1	(7.1)%	391.7	364.1	(7.1)%

Ending common shares outstanding	384.2	376.8	370.0	365.0	359.1	(6.5)%	384.2	359.1	(6.5)%

Return to common shareholders:
Common stock dividend	$70	$75	$75	$74	$72		$70	$72
Repurchase of common shares	279	220	200	150	214		279	214
Total capital returned to common shareholders	$349	$295	$275	$224	$286		$349	$286

Market Values:
S&P 500	4,530	3,785	3,586	3,840	4,109	(9.3)%	4,530	4,109	(9.3)%
US 10-Year Treasury	2.3%	3.0%	3.8%	3.9%	3.5%		2.3%	3.5%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

1Q 2023 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	Change	3/31/2022	3/31/2023	Change

Revenues
Policy charges and fee income	$650	$620	$603	$581	$588	(9.5)%	$650	$588	(9.5)%
Premiums	247	238	259	250	276	11.7%	247	276	11.7%
Net derivative gains (losses)	159	1,858	199	(1,309)	(841)	(628.9)%	159	(841)	(628.9)%
Net investment income (loss)	804	711	842	958	990	23.1%	804	990	23.1%
Investment gains (losses), net	(326)	(232)	(332)	(55)	(87)	73.3%	(326)	(87)	73.3%
Investment management and service fees	1,355	1,197	1,179	1,160	1,180	(12.9)%	1,355	1,180	(12.9)%
Other income	257	298	242	231	251	(2.3)%	257	251	(2.3)%
Total revenues	3,146	4,690	2,992	1,816	2,357	(25.1)%	3,146	2,357	(25.1)%

Benefits and other deductions
Policyholders’ benefits	802	589	629	696	730	(9.0)%	802	730	(9.0)%
Remeasurement of liability for future policy benefits	22	12	20	12	4	(81.8)%	22	4	—%
Change in market risk benefits and purchased market risk benefits	(467)	814	(491)	(1,136)	20	104.3%	(467)	20	—%
Interest credited to policyholders’ account balances	313	310	378	409	463	47.9%	313	463	47.9%
Compensation and benefits	596	518	568	519	583	(2.2)%	596	583	(2.2)%
Commissions and distribution related payments	422	394	368	383	380	(10.0)%	422	380	(10.0)%
Interest expense	47	50	51	53	61	29.8%	47	61	29.8%
Amortization of deferred policy acquisition costs	143	145	148	150	152	6.3%	143	152	6.3%
Other operating costs and expenses	534	583	496	572	423	(20.8)%	534	423	(20.8)%
Total benefits and other deductions	2,412	3,415	2,167	1,658	2,816	16.7%	2,412	2,816	16.7%

Income (loss) from operations, before income taxes	734	1,275	825	158	(459)	(162.5)%	734	(459)	(162.5)%
Income tax (expense) benefit	(137)	(264)	(177)	(20)	725	629.2%	(137)	725	629.2%
Net income (loss)	597	1,011	648	138	266	(55.4)%	597	266	(55.4)%
Less: net (income) loss attributable to the noncontrolling interest	(67)	(44)	(54)	(76)	(89)	(32.8)%	(67)	(89)	(32.8)%
Net income (loss) attributable to Holdings	$530	$967	$594	$62	$177	(66.6)%	$530	$177	(66.6)%
Less: Preferred stock dividends	(14)	(26)	(14)	(26)	(14)	—%	(14)	(14)	—%
Net income (loss) available to Holdings' common shareholders	$516	$941	$580	$36	$163	(68.4)%	$516	$163	(68.4)%

Adjustments related to:
Variable annuity product features	$(616)	$(1,031)	$(675)	$129	$861		$(616)	$861
Investment gains (losses), net	326	231	333	55	87		326	87
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	19	19	19	25	9		19	9
Other adjustments (1) (2)	228	177	50	150	45		228	45
Income tax (expense) benefit related to above adjustments	9	127	58	(76)	(210)		9	(210)
Non-recurring tax items (3)	3	3	7	3	(605)		3	(605)
Non-GAAP Operating earnings (4)	$499	$493	$386	$348	$364		$499	$364

Notes:
(1) Includes certain gross legal expenses related to the cost of insurance litigation, and claims related to a commercial relationship of, $0 million and $59 million for the three months ended March 31, 2023 and 2022, respectively. Includes policyholder benefit costs of $75 million for the three months ended March 31, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market.
(2) Includes Non-GMxB related derivative hedge losses of $0 million and ($2) million for the three months ended March 31, 2023 and 2022, respectively.
(3) For the three months ended March, 31 2023, non-recurring tax items reflect the effect of uncertain tax positions for a given audit period and a decrease of a deferred tax valuation allowance recorded during the fourth quarter 2022.

(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial
and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

1Q 2023 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023

Assets
Total investments	$98,776	$93,216	$92,517	$93,097	$96,223
Cash and cash equivalents	5,713	5,109	4,139	4,281	5,018
Cash and securities segregated, at fair value	1,693	1,747	1,335	1,522	1,055
Broker-dealer related receivables	2,744	2,666	2,539	2,338	2,203
Deferred policy acquisition costs	6,180	6,254	6,322	6,369	6,419
Goodwill and other intangible assets, net	4,723	4,721	5,635	5,482	5,478
Amounts due from reinsurers	4,487	4,376	4,320	8,471	8,453
Current and deferred income taxes	1,118	1,645	2,207	781	1,294
Purchased market risk benefits	12,521	11,739	10,737	10,423	10,676
Other assets	3,884	4,783	4,678	4,033	3,629
Assets held-for-sale	—	—	—	562	671
Separate Accounts assets	136,812	116,765	109,622	114,853	119,752
Assets for market risk benefits	489	539	514	490	629
Total assets	$279,140	$253,560	$244,565	$252,702	$261,500

Liabilities
Policyholders’ account balances	$79,555	$78,773	$80,009	$83,866	$86,761
Liability for market risk benefits	17,976	16,723	15,569	15,766	15,061
Future policy benefits and other policyholders’ liabilities	17,273	16,656	16,305	16,603	16,738
Broker-dealer related payables	1,992	612	607	715	888
Customers related payables	3,684	3,821	3,361	3,323	2,595
Amounts due to reinsurers	1,331	1,353	1,348	1,533	1,428
Short-term debt	204	245	767	759	751
Long-term debt	3,840	3,840	3,321	3,322	3,819
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,182	1,150	1,165	1,150	1,169
Other liabilities	5,417	6,162	7,247	7,108	6,296
Liabilities held-for-sale	—	—	—	108	158
Separate Accounts liabilities	136,812	116,765	109,622	114,853	119,752
Total liabilities	269,266	246,100	239,321	249,106	255,416
Redeemable noncontrolling interest	386	348	354	455	613

Equity
Preferred stock	1,562	1,562	1,562	1,562	1,562
Common stock	4	4	4	4	4
Additional paid-in capital	1,933	1,918	2,027	2,299	2,298
Treasury shares	(3,070)	(3,065)	(3,202)	(3,297)	(3,400)
Retained earnings	8,834	9,448	9,890	9,825	9,806
Accumulated other comprehensive income (loss)	(1,304)	(4,165)	(6,870)	(8,992)	(6,516)
Total equity attributable to Holdings	7,959	5,702	3,411	1,401	3,754
Noncontrolling interest	1,529	1,410	1,479	1,740	1,717
Total equity	9,488	7,112	4,890	3,141	5,471
Total liabilities, redeemable noncontrolling interest and equity	$279,140	$253,560	$244,565	$252,702	$261,500

1Q 2023 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	204	245	248	239	231
Current portion of Long-term debt	—	—	519	520	520
Total short-term debt	204	245	767	759	751

Total long-term debt	3,840	3,840	3,321	3,322	3,819

Total short-term and long-term debt: [A]	$4,044	$4,085	$4,088	$4,081	$4,570

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,562	$1,562
Common stock	4	4	4	4	4
Additional paid-in capital	1,933	1,918	2,027	2,299	2,298
Treasury stock, at cost	(3,070)	(3,065)	(3,202)	(3,297)	(3,400)
Retained earnings	8,834	9,448	9,890	9,825	9,806
Accumulated other comprehensive income (loss)	(1,304)	(4,165)	(6,870)	(8,992)	(6,516)
Total equity attributable to Holdings	7,959	5,702	3,411	1,401	3,754
Noncontrolling interest	1,529	1,410	1,479	1,740	1,717
Total equity	$9,488	$7,112	$4,890	$3,141	$5,471

Total equity attributable to Holdings, (ex. AOCI): [B]	$9,263	$9,867	$10,281	$10,393	$10,270

Capital:
Total capitalization (2)	$11,799	$9,542	$7,251	$5,243	$8,093
Total capitalization (ex. AOCI): [A+B] (3)	$13,103	$13,707	$14,121	$14,235	$14,609

Debt to capital:
Debt to capital (ex. AOCI) (3)	29.3%	28.0%	27.2%	27.0%	29.7%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	391.2	384.2	376.8	370.0	365.0
Repurchases	(7.9)	—	(4.7)	(3.1)	(4.5)
Retirements	(0.7)	(7.6)	(2.3)	(1.9)	(2.8)
Issuances	1.6	0.2	0.2	—	1.3
Ending basic common shares outstanding	384.2	376.8	370.0	365.0	359.1
Total potentially dilutive shares	3.1	2.3	2.3	2.3	2.2
Ending common shares outstanding - maximum potential dilution	387.3	379.1	372.3	367.3	361.3
Notes:
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

1Q 2023 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	Three Months Ended March 31, 2023
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$163	$64	$—	$520	$—	$34	$83	$—	$864
Net investment income (loss)	340	112	9	217	2	66	197	34	977
Net derivative gains (losses)	(5)	(1)	(10)	(2)	—	—	(6)	4	(20)
Investment management, service fees and other income	90	62	1,010	32	360	106	7	(218)	1,449
Segment revenues	588	237	1,009	767	362	206	281	(180)	3,270
Benefits and other deductions
Policyholders’ benefits	24	—	—	535	—	46	125	—	730
Remeasurement of liability for future policy benefits	1	—	—	6	—	—	(3)	—	4
Interest credited to policyholders’ account balances	129	50	—	125	—	12	147	—	463
Commissions and distribution related payments	60	37	148	34	228	43	5	(175)	380
Amortization of deferred policy acquisition costs	89	15	—	29	—	16	3	—	152
Compensation and benefits, interest expense and financing fees and other operating costs and expense	47	29	637	80	91	18	103	(5)	1,000
Segment benefits and other deductions	350	131	785	809	319	135	380	(180)	2,729
Operating earnings (loss), before income taxes	238	106	224	(42)	43	71	(99)	—	541
Income Taxes	(38)	(17)	(36)	7	(11)	(11)	20	—	(86)
Operating earnings (loss), before noncontrolling interest	200	89	188	(35)	32	60	(79)	—	455
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(89)	—	—	—	(2)	—	(91)
Operating earnings (loss)	$200	$89	$99	$(35)	$32	$60	$(81)	$—	$364

	Three Months Ended March 31, 2022
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$183	$94	$—	$500	$—	$35	$85	$—	$897
Net investment income (loss)	236	180	(23)	272	—	61	126	23	875
Net derivative gains (losses)	(8)	(5)	20	—	—	—	1	4	12
Investment Management, service fees and other income	96	66	1,138	37	376	119	11	(226)	1,617
Segment revenues	507	335	1,135	809	376	215	223	(199)	3,401
Benefits and other deductions
Policyholders’ benefits	18	—	—	550	—	36	128	—	732
Remeasurement of liability for future policy benefits	—	—	—	8	—	1	7	—	16
Interest credited to policyholders’ account balances	60	78	—	128	—	12	35	—	313
Commissions and distribution related payments	64	42	176	34	239	55	5	(193)	422
Amortization of deferred policy acquisition costs	80	15	—	29	—	16	3	—	143
Compensation and benefits, interest expense and financing fees and other operating costs and expense	41	28	675	63	93	19	140	(6)	1,053
Segment benefits and other deductions	263	163	851	812	332	139	318	(199)	2,679
Operating earnings (loss), before income taxes	244	172	284	(3)	44	76	(95)	—	722
Income Taxes	(41)	(28)	(46)	—	(12)	(13)	20	—	(120)
Operating earnings (loss), before noncontrolling interest	203	144	238	(3)	32	63	(75)	—	602
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(102)	—	—	—	(1)	—	(103)
Operating earnings (loss)	$203	$144	$136	$(3)	$32	$63	$(76)	$—	$499

1Q 2023 Financial Supplement	8

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023

Assets Under Management

AB AUM
Total AB	$735.4	$646.8	$612.7	$646.4	$675.9
Exclusion for General Account and other Affiliated Accounts	(75.1)	(69.4)	(66.8)	(66.8)	(69.3)
Exclusion for Separate Accounts	(45.3)	(38.4)	(36.1)	(38.2)	(39.5)
AB third party	$615.0	$539.0	$509.8	$541.4	$567.2

Total company AUM
AB third party	$615.0	$539.0	$509.8	$541.4	$567.2
General Account and other Affiliated Accounts (1) (3) (4)	104.5	98.3	96.7	97.4	101.2
Separate Accounts (2) (3) (4)	136.8	116.8	109.6	114.9	119.8
Total AUM	$856.3	$754.1	$716.1	$753.6	$788.1

Total Assets Under Administration (AUA) (5)	$78.9	$70.4	$68.4	$72.4	$75.6

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,252	4,166	4,129	4,258	4,124

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023, Separate Account and General Account AUM is inclusive of $15.1 billion, $60 million, $12.7 billion, $60 million, $11.7 billion, $58 million, $12.1 billion, $56 million, $12.3 billion and $54 million, respectively, Account Value ceded to Venerable. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-K.
(4) As of March 31, 2022 and December 31, 2023, Separate Account is inclusive $6.0 billion and $5.6 billion & General Account AUM is inclusive $3.9 billion and $3.9 billion, respectively, Account Value ceded to Global Atlantic. For additional information on the Global Atlantic transaction see MD&A - Executive Summary “Global Atlantic Reinsurance Transaction" within the 10-K.

(5) Includes Advisory and Brokerage AUA included in our Wealth Management segment.

1Q 2023 Financial Supplement	9

Sales Metrics by Segment

	For the Three Months Ended						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	Change	3/31/2022	3/31/2023	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$2,773	$3,021	$2,975	$2,594	$2,843	2.5%	$2,773	$2,843	2.5%
Renewal premium and deposits	113	122	139	116	132	17.3%	113	132	17.3%
Total Gross Premiums	$2,886	$3,143	$3,114	$2,710	$2,975	3.1%	$2,886	$2,975	3.1%

Group Retirement
First year premiums and deposits	$879	$476	$371	$392	$323	(63.3)%	$879	$323	(63.3)%
Renewal premium and deposits	623	657	490	560	574	(7.9)%	623	574	(7.9)%
Total Gross Premiums	$1,502	$1,133	$861	$952	$897	(40.3)%	$1,502	$897	(40.3)%

Protection Solutions
First year premiums and deposits	$116	$99	$101	$108	$103	(11.1)%	$116	$103	(11.1)%
Renewal premium and deposits (1)	662	661	668	668	683	3.1%	662	683	3.1%
Total Gross Premiums (1)	$778	$760	$769	$776	$786	1.0%	$778	$786	1.0%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional (4)	$14.3	$3.3	$1.9	$12.6	$3.0	(79.0)%	$14.3	$3.0	(79.0)%
Retail	20.6	17.3	13.8	14.2	16.8	(18.4)%	20.6	16.8	(18.4)%
Private Wealth	6.0	3.3	4.1	4.1	5.8	(3.3)%	6.0	5.8	(3.3)%
Firmwide Gross Sales (4)	$40.9	$23.9	$19.8	$30.9	$25.6	(37.4)%	$40.9	$25.6	(37.4)%

Gross sales by investment service
Equity Active	$17.3	$11.4	$8.0	$9.3	$8.5	(50.9)%	$17.3	$8.5	(50.9)%
Equity Passive (2) (4)	0.2	1.1	0.4	0.1	0.2	—%	0.2	0.2	—%
Fixed Income - Taxable	7.1	4.0	6.1	8.3	11.1	56.3%	7.1	11.1	56.3%
Fixed Income - Tax-Exempt	4.0	5.2	3.2	3.6	3.9	(2.5)%	4.0	3.9	(2.5)%
Fixed Income Passive (2) (4)	(0.1)	—	—	—	—	100.0%	(0.1)	—	100.0%
Alternatives/Multi-Asset Solutions (3) (4)	12.4	2.2	2.1	9.5	1.9	(84.7)%	12.4	1.9	(84.7)%
Firmwide Gross Sales (4)	$40.9	$23.9	$19.8	$30.9	$25.6	(37.4)%	$40.9	$25.6	(37.4)%

Wealth Management (in millions USD)
Sales by Product Type
Advisory	$2,745	$2,379	$2,114	$1,850	$2,316	(15.6)%	$2,745	$2,316	(15.6)%
Brokerage and Direct	711	654	805	907	$1,099	54.6%	711	$1,099	54.6%
Retirement, Premiums and Deposits (5)	2,559	2,597	2,713	2,877	3,024	18.2%	2,559	3,024	18.2%
Total sales	$6,015	$5,631	$5,632	$5,634	$6,439	7.0%	$6,015	$6,439	7.0%
Notes:

(1) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals. This resulted in a change for gross written premiums from $1,033 to $778.

1Q 2023 Financial Supplement	10

(2) Includes index and enhanced index services.
(3) Includes certain multi-asset solutions and services not included in equity or fixed income services
(4) AB line item does not cross foot for the twelve months ended 2022 due to rounding.

1Q 2023 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

1Q 2023 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	Change	3/31/2022	3/31/2023	Change

Revenues
Policy charges, fee income and premiums	$183	$163	$158	$151	$163	(10.9)%	$183	$163	(10.9)%
Net investment income (loss)	236	229	283	308	340	44.1%	236	340	44.1%
Net derivative gains (losses)	(8)	(10)	(16)	(8)	(5)	37.5%	(8)	(5)	37.5%
Investment management, service fees and other income	96	89	87	87	90	(6.3)%	96	90	(6.3)%
Segment revenues	507	471	512	538	588	16.0%	507	588	16.0%

Benefits and other deductions
Policyholders’ benefits	18	13	14	11	24	33.3%	18	24	33.3%
Remeasurement of Liability for Future Policy Benefits	—	(1)	(1)	(1)	1	100.0%	—	1	100.0%
Interest credited to policyholders’ account balances	60	66	85	107	129	115.0%	60	129	115.0%
Commissions and distribution-related payments	64	54	54	63	60	(6.3)%	64	60	(6.3)%
Amortization of deferred policy acquisition costs	80	82	85	87	89	11.3%	80	89	11.3%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	41	30	47	47	47	14.6%	41	47	14.6%
Segment benefits and other deductions	263	244	284	314	350	33.1%	263	350	33.1%

Operating earnings (loss), before income taxes	244	227	228	224	238	(2.5)%	244	238	(2.5)%
Income taxes	(41)	(41)	(45)	(34)	(38)	7.3%	(41)	(38)	7.3%
Operating earnings (loss), before noncontrolling interest	203	186	183	190	200	(1.5)%	203	200	(1.5)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$203	$186	$183	$190	$200	(1.5)%	$203	$200	(1.5)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	N/A	N/A	N/A	$762	$759	(40.9)%	N/A	$759	(40.9)%

Average Account Value (TTM)	$80,009	$78,269	$75,911	$73,823	$73,620	(8.0)%	$80,009	$73,620	(8.0)%

Return on assets (TTM)	N/A	N/A	N/A	1.25%	1.25%		N/A	1.25%

Net flows	$665	$1,166	$1,262	$840	$932	40.2%	$665	$932	40.2%

First year premiums and deposits	$2,773	$3,021	$2,975	$2,594	$2,843	2.5%	$2,773	$2,843	2.5%

In-force Policy Count by Product (in thousands):	573	578	583	587	590		573	590

Notes:

1Q 2023 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	3/31/2022	3/31/2023

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$1,926	$2,183	$2,038	$1,806	$1,997	$1,926	$1,997
SCS Income	67	124	204	186	243	67	243
Retirement Cornerstone	481	390	421	334	300	481	300
Investment Edge	241	289	271	235	253	241	253
Other	58	35	41	33	50	58	50
Total First Year Premiums and Deposits	$2,773	$3,021	$2,975	$2,594	$2,843	$2,773	$2,843

Account Values
General Account:
Balance as of beginning of period	$36,709	$36,901	$34,614	$34,562	$37,822	$36,709	$37,822
Gross premiums and deposits (1)	1,812	2,202	2,147	1,942	2,172	1,812	2,172
Surrenders, withdrawals and benefits	(892)	(813)	(723)	(764)	(870)	(892)	(870)
Net flows	920	1,389	1,424	1,178	1,302	920	1,302
Investment performance, interest credited and policy charges	(728)	(3,676)	(1,476)	2,082	2,039	(728)	2,039
Balance as of end of period	$36,901	$34,614	$34,562	$37,822	$41,166	$36,901	$41,166
Separate Accounts:
Balance as of beginning of period	$45,920	$42,711	$37,137	$35,091	$36,455	$45,920	$36,455
Gross premiums and deposits (1)	989	855	872	669	699	989	699
Surrenders, withdrawals and benefits	(1,244)	(1,078)	(1,034)	(1,007)	(1,069)	(1,244)	(1,069)
Net flows	(255)	(223)	(162)	(338)	(370)	(255)	(370)
Investment performance, interest credited and policy charges	(2,954)	(5,351)	(1,884)	1,702	1,545	(2,954)	1,545
Balance as of end of period	$42,711	$37,137	$35,091	$36,455	$37,634	$42,711	$37,634
Total:
Balance as of beginning of period	$82,629	$79,612	$71,751	$69,653	$74,277	$82,629	$74,277
Gross premiums and deposits (1)	2,801	3,057	3,019	2,611	2,871	2,801	2,871
Surrenders, withdrawals and benefits	(2,136)	(1,891)	(1,757)	(1,771)	(1,939)	(2,136)	(1,939)
Net flows	665	1,166	1,262	840	932	665	932
Investment performance, interest credited and policy charges	(3,682)	(9,027)	(3,360)	3,784	3,584	(3,682)	3,584
Other	—	—	—	—	7	—	7
Balance as of end of period	$79,612	$71,751	$69,653	$74,277	$78,800	$79,612	$78,800

Net Amount at Risk (NAR)
Total GMIB NAR	$26	$31	$18	$18	$7	$26	$7
Total GMWB NAR	—	—	—	—	—	—	—
Total GMDB NAR	2,016	3,856	4,804	4,248	3,458	2,016	3,458
MRB Reserves (Net of Reinsurance)	$555	$477	$459	$588	$367	$555	$367
Notes:
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

1Q 2023 Financial Supplement	14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	Change	3/31/2022	3/31/2023	Change

Revenues
Policy charges, fee income and premiums	$94	$83	$80	$61	$64	(31.9)%	$94	$64	(31.9)%
Net investment income (loss)	180	163	160	121	112	(37.8)%	180	112	(37.8)%
Net derivative gains (losses)	(5)	(9)	(13)	(3)	(1)	80.0%	(5)	(1)	80.0%
Investment management, service fees and other income	66	61	60	59	62	(6.1)%	66	62	(6.1)%
Segment revenues	335	298	287	238	237	(29.3)%	335	237	(29.3)%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—%	—	—	—%
Remeasurement of liability for future policy benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	78	72	79	52	50	(35.9)%	78	50	(35.9)%
Commissions and distribution-related payments	42	42	33	37	37	(11.9)%	42	37	(11.9)%
Amortization of deferred policy acquisition costs	15	15	14	15	15	—%	15	15	—%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	28	32	37	27	29	3.6%	28	29	3.6%
Segment benefits and other deductions	163	161	163	131	131	(19.6)%	163	131	(19.6)%

Operating earnings (loss), before income taxes	172	137	124	107	106	(38.4)%	172	106	(38.4)%
Income taxes	(28)	(26)	(25)	(15)	(17)	39.3%	(28)	(17)	39.3%
Operating earnings (loss), before noncontrolling interest	144	111	99	92	89	(38.2)%	144	89	(38.2)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$144	$111	$99	$92	$89	(38.2)%	$144	$89	(38.2)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	N/A	N/A	N/A	$446	$391	(37.3)	N/A	$391	(37.3)%

Average Account Value (TTM)	$46,515	$45,232	$43,680	$39,729	$36,612	(21.3)%	$46,515	$36,612	(21.3)%

Return on assets (TTM)	N/A	N/A	N/A	1.36%	1.29%		N/A	1.29%

Net flows (1)	$523	$144	$(57)	$24	$30	(94.3)%	$523	$30	(94.3)%

Gross premiums and deposits	$1,502	$1,133	$861	$952	$897	(40.3)%	$1,502	$897	(40.3)%

Notes:
(1) For the three months ended March 31, 2023, net outflows of $180 million are excluded as these amounts are related to ceded AV to Global Atlantic.

1Q 2023 Financial Supplement	15

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	3/31/2022	3/31/2023

Sales Metrics
Gross premiums and deposits:
First-year premiums and deposits	$879	$476	$371	$392	$323	$879	$323
Renewal premiums and deposits	623	657	490	560	574	623	574
Group Retirement premiums and deposits	$1,502	$1,133	$861	$952	$897	$1,502	$897

Gross premiums and deposits by market:
Tax-exempt	$219	$231	$293	$258	$211	$219	$211
Corporate	89	62	69	103	84	89	84
Institutional	565	179	3	25	25	565	25
Other	6	4	6	6	3	6	3
Total First Year Premiums and Deposits	879	476	371	392	323	879	323
Tax-exempt	468	518	364	435	428	468	428
Corporate	103	94	93	87	105	103	105
Institutional	—	—	—	—	—	—	—
Other	52	45	33	38	41	52	41
Total renewal premiums and deposits	623	657	490	560	574	623	574
Group Retirement premiums and deposits by market	$1,502	$1,133	$861	$952	$897	$1,502	$897

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$13,046	$13,171	$13,240	$13,234	$9,175	$13,046	$9,175
Gross premiums and deposits	329	299	242	239	201	329	201
Surrenders, withdrawals and benefits	(270)	(256)	(304)	(333)	(331)	(270)	(331)
Net flows (1)	59	43	(62)	(94)	(130)	59	(130)
Investment performance, interest credited and policy charges (1)	66	26	56	87	80	66	80
Ceded to Global Atlantic (2)	—	—	—	(4,052)	—	—	—
Other (3)	—	—	—	—	8	—	8
Balance as of end of period	$13,171	$13,240	$13,234	$9,175	$9,133	$13,171	$9,133

Separate Accounts and Mutual Funds
Balance as of beginning of period	$34,763	$32,864	$27,927	$26,476	$22,830	$34,763	$22,830
Gross premiums and deposits	1,173	834	619	713	697	1,173	697
Surrenders, withdrawals and benefits	(709)	(733)	(614)	(595)	(537)	(709)	(537)
Net flows (1)	464	101	5	118	160	464	160
Investment performance, interest credited and policy charges (1)	(2,363)	(5,038)	(1,456)	1,547	1,422	(2,363)	1,422
Ceded to Global Atlantic (2)	—	—	—	(5,311)	—	—	—
Other (3)	—	—	—	—	22	—	22
Balance as of end of period	$32,864	$27,927	$26,476	$22,830	$24,434	$32,864	$24,434

Total:
Balance as of beginning of period	$47,809	$46,035	$41,167	$39,710	$32,005	$47,809	$32,005
Gross premiums and deposits	1,502	1,133	861	952	898	1,502	898
Surrenders, withdrawals and benefits	(979)	(989)	(918)	(928)	(868)	(979)	(868)
Net flows (1)	523	144	(57)	24	30	523	30
Investment performance, interest credited and policy charges (1)	(2,297)	(5,012)	(1,400)	1,634	1,502	(2,297)	1,502
Transfer from (to) GR
Ceded to Global Atlantic (2)	—	—	—	(9,363)	—	—	—
Other (3)	—	—	—	—	30	—	30
Balance as of end of period	$46,035	$41,167	$39,710	$32,005	$33,567	$46,035	$33,567
Notes:

1Q 2023 Financial Supplement	16

(1) For the three months ended March 31, 2023, net outflows of $180 million and investment performance, interest credited and policy charges of $400 million, respectively, are excluded as these amounts are related to ceded AV to Global Atlantic.

(2) Effective October 3, 2022, AV excludes activity related to ceded AV to Global Atlantic. In addition, roll-forward reflects the AV ceded to Global Atlantic as of the transaction date. For additional information on the Global Atlantic see MD&A - Executive Summary “.EQUI-VEST Reinsurance Transaction”.

(3) For the three months ending March 31, 2023, amounts reflect a total special payment applied to the accounts of active clients as part of a previously disclosed settlement agreement between Equitable Financial Life Insurance Company and the Securities & Exchange Commission.

1Q 2023 Financial Supplement	17

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	Change	3/31/2022	3/31/2023	Change

Revenues
Net investment income (loss)	$(23)	$(26)	$(9)	$15	$9	139.1%	$(23)	$9	139.1%
Net derivative gains (losses)	20	22	15	(16)	(10)	(150.0)%	20	(10)	(150.0)%
Investment management, service fees and other income	1,138	1,007	990	972	1,010	(11.2)%	1,138	1,010	(11.2)%
Segment Revenues	1,135	1,003	996	971	1,009	(11.1)%	1,135	1,009	(11.1)%

Benefits and other deductions
Commissions and distribution-related payments	176	159	152	143	148	(15.9)%	176	148	(15.9)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	675	623	641	598	637	(7.7)%	675	637	(7.7)%
Total benefits and other deductions	851	782	793	741	785	(7.8)%	851	785	(7.8)%

Operating earnings (loss), before income taxes	284	221	203	230	224	(21.1)%	284	224	(21.1)%
Income taxes	(46)	(40)	(35)	(41)	(36)	21.7%	(46)	(36)	21.7%
Operating earnings (loss), before noncontrolling interest	238	181	168	189	188	(21.0)%	238	188	(21.0)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(102)	(80)	(75)	(95)	(89)	12.7%	(102)	(89)	12.7%
Operating earnings (loss)	$136	$101	$94	$94	$99	(27.2)%	$136	$99	(27.2)%

Summary Metrics

Adjusted operating margin (1)	31.5%	27.7%	25.1%	28.9%	27.0%		31.5%	27.0%

Net flows (in billions USD) (2)	$11.4	$(2.7)	$(10.5)	$(1.9)	$0.8		$11.4	$0.8

Total AUM (in billions USD)	$735.4	$646.8	$612.7	$646.4	$675.9		$735.4	$675.9

Ownership Structure of AB

Holdings and its subsidiaries	63.0%	63.5%	62.8%	59.9%	60.0%		63.0%	60.0%
AB Holding	36.3%	35.7%	36.5%	39.4%	39.3%		36.3%	39.3%
Unaffiliated holders	0.7%	0.8%	0.7%	0.7%	0.7%		0.7%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	64.5%	65.0%	64.3%	61.3%	61.4%		64.5%	61.4%
EQH average economic interest	64.5%	64.8%	64.3%	62.4%	61.4%		64.5%	61.4%

Units of limited partnership outstanding (in millions)	271.8	269.4	272.6	286.0	285.7		271.8	285.7
Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.
(2) Discrete quarterly outflows related to AXA's redemptions for periods presented were $0.6 billion and $3.9 billion for the second and third quarter of 2022, respectively.

1Q 2023 Financial Supplement	18

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023

AUM Roll-forward
Balance as of beginning of period	$778.6	$735.4	$646.8	$612.7	$646.4
Sales/new accounts	40.9	23.9	19.8	30.9	25.6
Redemptions/terminations	(24.6)	(22.6)	(24.9)	(23.2)	(20.6)
Cash flow/unreinvested dividends	(4.9)	(4.0)	(5.4)	(9.6)	(4.2)
Net long-term (outflows) inflows (5)	11.4	(2.7)	(10.5)	(1.9)	0.8
Adjustment (3)	—	(0.4)	—	—	—
Acquisition (4)	—	—	12.2	—	—
Market appreciation (depreciation)	(54.6)	(85.5)	(35.8)	35.6	28.7
Net change	(43.2)	(88.6)	(34.1)	33.7	29.5
Balance as of end of period	$735.4	$646.8	$612.7	$646.4	$675.9

Ending Assets by distribution channel
Institutions	$325.9	$290.5	$279.4	$297.3	$306.6
Retail	292.6	251.0	232.3	242.9	256.7
Private Wealth	116.9	105.3	101.0	106.2	112.6
Total	$735.4	$646.8	$612.7	$646.4	$675.9

Ending Assets by investment service
Equity
Actively Managed	$265.2	$223.2	$202.9	$217.9	$229.1
Passively Managed (1)	66.2	55.7	52.1	53.8	56.6
Total Equity	$331.4	$278.9	$255.0	$271.7	$285.7
Fixed Income
Actively Managed	$280.8	$254.7	$239.1	$242.8	$253.7
Passively Managed (1)	12.7	12.3	9.5	9.4	9.5
Total Fixed Income	293.5	267.0	248.6	252.2	263.2
Total Alternatives/Multi-Asset Solutions (2)	110.5	100.9	109.1	122.5	127.0
Total	$735.4	$646.8	$612.7	$646.4	$675.9

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services
(3) Approximately $0.4 billion of Institutional AUM was removed from our total assets under management during the second quarter of 2022 due to a change in the fee structure.
(4) The CarVal acquisition added approximately $12.2 billion of Institutional AUM in the third quarter of 2022.
(5) Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $0.6 billion for the second quarter of 2022 and $3.9 billion for the third quarter of 2022.

1Q 2023 Financial Supplement	19

Investment Management and Research - Net Flows
	For the Three Months Ended					For the Three Months Ended
(in billions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	3/31/2022	3/31/2023
Net Flows by Distribution Channel
Institutions
US	$0.4	$0.6	$(0.6)	$(2.2)	$—	$0.4	$—
Global and Non-US	9.8	0.1	(5.7)	3.9	(2.7)	9.8	(2.7)
Total Institutions	$10.2	$0.7	$(6.3)	$1.7	$(2.7)	$10.2	$(2.7)
Retail
US	$4.2	$2.3	$(0.3)	$(0.7)	$—	$4.2	$—
Global and Non-US (4)	(5.2)	(4.6)	(4.7)	(2.7)	1.6	(5.2)	1.6
Total Retail (4)	$(1.0)	$(2.3)	$(5.0)	$(3.4)	$1.6	$(1.0)	$1.6
Private Wealth
US (4)	$1.4	$(1.1)	$0.5	$0.1	$2.0	$1.4	$2.0
Global and Non-US (4)	0.8	—	0.3	(0.3)	(0.1)	0.8	(0.1)
Total Private Wealth	$2.2	$(1.1)	$0.8	$(0.2)	$1.9	$2.2	$1.9
Total Net Flows by Distribution Channel (4)	$11.4	$(2.7)	$(10.5)	$(1.9)	$0.8	$11.4	$0.8
Net Flows by Investment Service
Equity Active
US	$4.7	$0.8	$(0.3)	$—	$(1.4)	$4.7	$(1.4)
Global and Non-US	(0.1)	(0.5)	(4.7)	(2.6)	(2.0)	(0.1)	(2.0)
Total Equity Active (4)	$4.6	$0.3	$(5.0)	$(2.6)	$(3.4)	$4.6	$(3.4)
Equity Passive (1)
US	$(0.7)	$0.5	$(0.2)	$(2.0)	$(0.6)	$(0.7)	$(0.6)
Global and Non-US	(1.1)	(0.7)	(0.7)	(0.3)	(0.2)	(1.1)	(0.2)
Total Equity Passive (1)	$(1.8)	$(0.2)	$(0.9)	$(2.3)	$(0.8)	$(1.8)	$(0.8)
Fixed Income - Taxable (3)
US	$0.3	$(1.3)	$(0.1)	$(0.2)	$2.5	$0.3	$2.5
Global and Non-US	(5.0)	(4.3)	(3.5)	(3.8)	1.0	(5.0)	1.0
Total Fixed Income - Taxable	$(4.7)	$(5.6)	$(3.6)	$(4.0)	$3.5	$(4.7)	$3.5
Fixed Income - Tax-Exempt
US	$1.0	$0.6	$—	$(1.0)	$1.6	$1.0	$1.6
Global and Non-US	—	0.1	—	(0.1)	—	—	—
Total Fixed Income - Tax-Exempt	$1.0	$0.7	$—	$(1.1)	$1.6	$1.0	$1.6
Fixed Income - Passive (1)
US	$(0.2)	$0.5	$(0.2)	$(0.3)	$(0.1)	$(0.2)	$(0.1)
Global and Non-US	0.6	0.2	(1.9)	—	(0.1)	0.6	(0.1)
Total Fixed Income - Passive (1)	$0.4	$0.7	$(2.1)	$(0.3)	$(0.2)	$0.4	$(0.2)
Alternatives/Multi-Asset Solutions (2)
US	$0.9	$0.5	$0.4	$0.7	$—	$0.9	$—
Global and Non-US	11.0	0.9	0.7	7.7	0.1	11.0	0.1
Total Alternatives/Multi-Asset Solutions (2)	$11.9	$1.4	$1.1	$8.4	$0.1	$11.9	$0.1
Total Net Flows by Investment Service	$11.4	$(2.7)	$(10.5)	$(1.9)	$0.8	$11.4	$0.8
Active vs. Passive Net Flows
Actively Managed
Equity	$4.6	$0.3	$(5.0)	$(2.6)	$(3.4)	$4.6	$(3.4)
Fixed Income (3)	(3.7)	(4.8)	(3.6)	(5.1)	5.1	(3.7)	5.1
Alternatives/Multi-Asset Solutions (2)	11.3	1.1	0.8	7.6	0.1	11.3	0.1
Total	$12.2	$(3.4)	$(7.8)	$(0.1)	$1.8	$12.2	$1.8
Passively Managed (1)
Equity	$(1.8)	$(0.3)	$(0.9)	$(2.3)	$(0.8)	$(1.8)	$(0.8)
Fixed Income	0.4	0.7	(2.1)	(0.3)	(0.2)	0.4	(0.2)
Alternatives/Multi-Asset Solutions (2)	0.6	0.3	0.3	0.8	—	0.6	—
Total	$(0.8)	$0.7	$(2.7)	$(1.8)	$(1.0)	$(0.8)	$(1.0)
Total Active vs Passive Net Flows	$11.4	$(2.7)	$(10.5)	$(1.9)	$0.8	$11.4	$0.8
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services
(3) Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $0.6 billion for the second quarter of 2022 and $3.9 billion for the third quarter of 2022.

1Q 2023 Financial Supplement	20

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	Change	3/31/2022	3/31/2023	Change

Revenues
Policy charges, fee income and premiums	$500	$505	$502	$511	$520	4.0%	$500	$520	4.0%
Net investment income (loss)	272	252	236	221	217	(20.2)%	272	217	(20.2)%
Net derivative gains (losses)	—	(5)	(13)	(2)	(2)	(100.0)%	—	(2)	(100.0)%
Investment management, service fees and other income	37	37	34	33	32	(13.5)%	37	32	(13.5)%
Segment revenues	809	789	759	763	767	(5.2)%	809	767	(5.2)%

Benefits and other deductions
Policyholders’ benefits	550	396	430	520	535	(2.7)%	550	535	(2.7)%
Remeasurement of liability for future policy benefits	8	5	22	12	6	(25.0)%	8	6	(25.0)%
Interest credited to policyholders’ account balances	128	122	130	131	125	(2.3)%	128	125	(2.3)%
Commissions and distribution-related payments	34	34	31	43	34	—%	34	34	—%
Amortization of deferred policy acquisition costs	29	29	29	30	29	—%	29	29	—%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	63	70	79	78	80	27.0%	63	80	27.0%
Segment benefits and other deductions	812	656	721	814	809	(0.4)%	812	809	(0.4)%

Operating earnings (loss), before income taxes	(3)	133	38	(51)	(42)	N/M	(3)	(42)	N/M
Income taxes	—	(23)	(8)	11	7	100.0%	—	7	100.0%
Operating earnings (loss), before noncontrolling interest	(3)	110	30	(40)	(35)	N/M	(3)	(35)	N/M
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	(1)	—	—%	—	—	—%
Operating earnings (loss)	$(3)	$110	$30	$(41)	$(35)	N/M	$(3)	$(35)	N/M

Summary Metrics

Operating earnings (loss) - TTM: [A]	N/A	N/A	N/A	$97	$65	(76.2)%	N/A	$65	(76.2)%

Benefit ratio	83.8%	65.7%	73.8%	86.9%	86.0%		83.8%	86.0%

Gross written premiums (1)	$778	$760	$769	$776	$786	1.0%	$778	$786	1.0%

Annualized premiums	$77	$67	$74	$74	$292	279.6%	$77	$292	279.6%

Total in-force face amount (in billions USD) (2)	$421.8	$420.6	$418.3	$417.0	$415.5	(1.5)%	$421.8	$415.5	(1.5)%

Notes:
(1) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals. This resulted in a change for gross written premiums from $1,033 to $778.
(2) Total in-force face amount presented on a gross basis including ceded policies.

1Q 2023 Financial Supplement	21

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	3/31/2022	3/31/2023

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	6	4	4	5	2	6	2
Variable Universal Life	85	76	71	77	72	85	72
Term	4	3	3	3	3	4	3
Employee Benefits	21	16	23	22	26	21	26
Other (1)	—	—	—	1	—	—	—
Total	$116	$99	$101	$108	$103	$116	$103

Renewals by Product Line:
Universal Life	$193	$185	$207	$179	$188	$193	$188
Indexed Universal Life	80	76	74	74	76	80	76
Variable Universal Life (2)	249	239	244	257	258	249	258
Term	93	94	90	96	94	93	94
Employee Benefits	43	63	49	57	63	43	63
Other (1)	4	4	4	5	4	4	4
Total	662	661	668	668	683	662	683
Total Gross Premiums	$778	$760	$769	$776	$786	$778	$786

In-force Metrics
In-force Face Amount by Product (3) (in billions):
Universal Life (4)	$44.9	$44.4	$43.7	$43.1	$42.5	$44.9	$42.5
Indexed Universal Life	27.9	27.7	27.6	27.5	27.3	27.9	27.3
Variable Universal Life (5)	132.9	132.6	132.8	133.4	133.9	132.9	133.9
Term	214.9	214.7	213.0	211.9	210.5	214.9	210.5
Whole Life	1.2	1.2	1.2	1.1	1.2	1.2	1.2
Total	$421.8	$420.6	$418.3	$417.0	$415.5	$421.8	$415.5

In-force Policy Count by Product (3) (in thousands):
Universal Life (4)	134	132	130	129	127	134	127
Indexed Universal Life	65	65	64	64	64	65	64
Variable Universal Life (5)	293	293	293	293	292	293	292
Term	264	262	259	256	253	264	253
Whole Life	16	16	16	15	15	16	15
Total	772	768	762	757	751	772	751

Protection Solutions Reserves
General Account	$18,432	$18,241	$18,243	$18,237	$18,137	$18,432	$18,137
Separate Accounts	15,883	13,524	12,783	13,634	14,562	15,883	14,562
Total	$34,315	$31,765	$31,026	$31,871	$32,699	$34,315	$32,699

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals.
(3) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(4) Universal Life includes Guaranteed Universal Life.
(5) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

1Q 2023 Financial Supplement	22

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	Change	3/31/2022	3/31/2023	Change

Revenues
Net investment income (loss)	$—	$—	$1	$1	$2	100.0%	$—	$2	100.0%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	376	368	352	348	360	(4.3)%	376	360	(4.3)%
Segment revenues	376	368	353	349	362	(3.7)%	376	362	(3.7)%

Benefits and other deductions
Commissions and distribution-related payments	239	245	231	225	228	(4.6)%	239	228	(4.6)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	93	91	92	94	91	(2.2)%	93	91	(2.2)%
Segment benefits and other deductions	332	336	323	319	319	(3.9)%	332	319	(3.9)%

Operating earnings (loss), before income taxes	44	32	30	30	43	(2.3)%	44	43	(2.3)%
Income taxes	(12)	(8)	(8)	(7)	(11)	8.3%	(12)	(11)	8.3%
Operating earnings (loss), before noncontrolling interest	32	24	22	23	32	—%	32	32	—%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$32	$24	$22	$23	$32	—%	$32	$32	—%
						1.2824427480916			1.2824427480916
Revenue by Activity Type

Investment management, service fees and other income :
Investment management and advisory fees	139	135	125	120	127	(8.7)%	139	127	(8.7)%
Distribution fees	233	227	219	213	218	(6.7)%	233	218	(6.7)%
Interest Income	—	2	5	8	11	N/M	—	11	N/M
Service and Other income	3	5	3	6	4	25.1%	3	4	25.1%

Total Investment management, service fees and other income	$376	$369	$351	$347	$360	(4.3)%	$376	$360	(4.3)%
Summary Metrics
Pre-tax operating margin	11.70%	8.70%	8.50%	8.60%	11.88%		11.70%	11.88%
Net flows	1,659	1,161	1,117	575	1,418	(14.5)%	1,659	1,418	(14.5)%

Total AUA	$78,873	$70,411	$68,393	$72,406	$75,640	(4.1)%	$78,873	$75,640	(4.1)%

Notes:

1Q 2023 Financial Supplement	23

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of					Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	3/31/2022	3/31/2023

AUA Roll-forward
Advisory assets :
Beginning assets	$50,575	$49,150	$43,994	$42,645	$45,544	$50,575	$45,544
Net flows	1,531	988	809	186	828	1,531	828
Market appreciation (depreciation) and other	(2,956)	(6,144)	(2,157)	2,713	1,473	(2,956)	1,473
Total advisory ending assets	$49,150	$43,994	$42,645	$45,544	$47,845	$49,150	$47,845

Brokerage and direct assets	$29,723	$26,417	$25,748	$26,862	$27,796	$29,723	$27,796

Total Wealth Management assets
Beginning assets	$82,794	$78,873	$70,411	$68,393	$72,406	$82,794	$72,406
Net flows	1,659	1,161	1,117	575	1,418	1,659	1,418
Market appreciation (depreciation) and other	(5,581)	(9,622)	(3,135)	3,437	1,816	(5,581)	1,816
Total Wealth Management ending assets	$78,873	$70,411	$68,393	$72,406	$75,640	$78,873	$75,640

Cash balances	$3,467	$3,748	$3,672	$3,566	$3,200	$3,467	$3,200

Advisors
Advisors	4,252	4,166	4,129	4,258	4,124	4,252	4,124
Revenue per advisor TTM ($ thousands)	N/A	N/A	N/A	$344	$343	N/A	$343

Sales by Product Type
Advisory	$2,745	$2,379	$2,114	$1,850	$2,316	$2,745	$2,316
Brokerage and Direct	711	654	805	907	1,099	711	1,099
Retirement, Premiums and Deposits	2,559	2,597	2,713	2,877	3,024	2,559	3,024
Total sales	$6,015	$5,631	$5,632	$5,634	$6,439	$6,015	$6,439

Notes:

1Q 2023 Financial Supplement	24

Legacy - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	Change	3/31/2022	3/31/2023	Change

Revenues
Policy charges, fee income and premiums	$35	$37	$37	$30	$34	(2.9)%	$35	$34	(2.9)%
Net investment income (loss)	61	59	65	67	66	8.2%	61	66	8.2%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	119	103	102	104	106	(10.9)%	119	106	(10.9)%
Segment revenues	215	199	204	201	206	(4.2)%	215	206	(4.2)%

Benefits and other deductions
Policyholders’ benefits	36	38	45	48	46	27.8%	36	46	27.8%
Remeasurement of liability for future policy benefits	1	1	(1)	(1)	—	(100.0)%	1	—	(100.0)%
Interest credited to policyholders’ account balances	12	13	13	11	12	—%	12	12	—%
Commissions and distribution-related payments	55	47	42	43	43	(21.8)%	55	43	(21.8)%
Amortization of deferred policy acquisition costs	16	17	16	16	16	—%	16	16	—%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	19	14	26	7	18	(5.3)%	19	18	(5.3)%
Segment benefits and other deductions	139	130	141	124	135	(2.9)%	139	135	(2.9)%

Operating earnings (loss), before income taxes	76	69	63	77	71	(6.6)%	76	71	(6.6)%
Income taxes	(13)	(12)	(13)	(12)	(11)	15.4%	(13)	(11)	15.4%
Operating earnings (loss), before noncontrolling interest	63	57	50	65	60	(4.8)%	63	60	(4.8)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$63	$57	$50	$65	$60	(4.8)%	$63	$60	(4.8)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	N/A	N/A	N/A	$235	$232	N/A	N/A	$232	N/A

Average Account Value (TTM)	$36,934	$30,893	$24,854	$22,905	$21,721	N/A	$36,934	$21,721	N/A

Return on assets (TTM)	N/A	N/A	N/A	1.24%	1.29%		N/A	1.29%

Net flows (1)	$(613)	$(531)	$(499)	$(589)	$(523)	14.7%	$(613)	$(523)	14.7%

In-force Policy Count by Product (in thousands) (2):	313	308	303	299	293		313	293

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q
(1)Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023 were $(316) million, $(266) million, $(258) million, $(312) million and $(292) million, respectively.
(2) As of March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023, In-force Policy Count by Product presented on a gross basis includes 104 thousand, 102 thousand, 101 thousand, 99 thousand and 98 thousand ceded policies, respectively, related to the Venerable transaction.

1Q 2023 Financial Supplement	25

Legacy - Select Operating Metrics
	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	3/31/2022	3/31/2023

Account Values
General Account:
Balance as of beginning of period	$988	$973	$960	$947	$925	$988	$925
Net flows (1)	(22)	(18)	(20)	(27)	(26)	(22)	(26)
Investment performance, interest credited and policy charges (2)	7	5	7	5	6	7	6
Ceded to Venerable	—	—	—	—	—	—	—
Balance as of end of period	$973	$960	$947	$925	$905	$973	$905
Separate Accounts:
Balance as of beginning of period	$28,287	$25,785	$21,553	$19,922	$20,557	$28,287	$20,557
Net flows (1)	(591)	(513)	(479)	(562)	(497)	(591)	(497)
Investment performance, interest credited and policy charges (2)	(1,911)	(3,719)	(1,152)	1,197	1,055	(1,911)	1,055
Ceded to Venerable	—	—	—	—	—	—	$—
Balance as of end of period	$25,785	$21,553	$19,922	$20,557	$21,115	$25,785	$21,115
Total:
Balance as of beginning of period	$29,275	$26,758	$22,513	$20,869	$21,482	$29,275	$21,482
Net flows (1)	(613)	(531)	(499)	(589)	(523)	(613)	(523)
Investment performance, interest credited and policy charges (2)	(1,904)	(3,714)	(1,145)	1,202	1,061	(1,904)	1,061
Ceded to Venerable	$—	—	—	—	—	—	—
Balance as of end of period	$26,758	$22,513	$20,869	$21,482	$22,020	$26,758	$22,020
Net Amount at Risk (NAR)
Total GMIB NAR	$3,701	$4,201	$3,535	$3,211	$4,107	$3,701	$4,107
Total GMDB NAR	$8,840	$11,358	$12,207	$11,428	$11,184	$8,840	$11,184
MRB Reserves (Net of Reinsurance)	$4,425	$3,985	$3,877	$4,287	$3,414	$4,425	$3,414

Notes:
(1)Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023 were $(316) million, $(266) million, $(258) million, $(312) million and $(292) million, respectively.
(2) Investment performance, interest credited and policy charges of $(1.2) billion, $(2.2) billion, $(721) million, $689 million,$671 million and $575 million for the three months ended March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023, respectively, are not included as it excludes activity related to ceded AV to Venerable.

1Q 2023 Financial Supplement	26

Investments

1Q 2023 Financial Supplement	27

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2022		March 31, 2023
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$63,361	65.1%	$65,065	64.3%
Fixed maturities, at fair value using the fair value option	1,508	1.5%	1,543	1.5%
Mortgage loans on real estate	16,481	16.9%	16,969	16.8%
Policy loans	4,033	4.1%	4,028	4.0%
Other equity investments	3,152	3.2%	3,179	3.1%
Other invested assets	3,885	4.0%	4,611	4.6%
Subtotal investment assets	92,420	94.9%	95,395	94.2%
Trading securities	677	0.7%	828	0.8%
Total investments	93,097	95.6%	96,223	95.0%
Cash and cash equivalents	4,281	4.4%	5,018	5.0%
Total	$97,378	100.0%	$101,241	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$13,537	18.7%	$14,070	19.4%
Manufacturing	11,797	16.3%	11,667	16.1%
Utilities	6,808	9.4%	6,693	9.2%
Services	8,299	11.5%	8,257	11.4%
Energy	3,740	5.2%	3,759	5.2%
Retail and wholesale	3,394	4.7%	3,438	4.7%
Transportation	2,277	3.2%	2,345	3.2%
Other	124	0.2%	134	0.2%
Total corporate securities	49,976	69.2%	50,363	69.6%
U.S. government and agency	7,054	9.8%	6,991	9.7%
Residential mortgage-backed (2)	908	1.3%	930	1.3%
Preferred stock	41	0.1%	40	0.1%
State & municipal	609	0.8%	638	0.9%
Foreign governments	985	1.4%	1,028	1.4%
Commercial mortgage-backed	3,823	5.3%	3,856	5.3%
Asset-backed securities	8,859	12.3%	8,548	11.8%
Total	$72,255	100.0%	$72,394	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$44,612	61.7%	$44,701	61.7%
Baa (NAIC Designation 2)	24,843	34.4%	25,057	34.6%
Investment grade	69,454	96.1%	69,758	96.4%
Below investment grade (NAIC Designation 3 and 4)	2,800	3.9%	2,636	3.6%
Total	$72,255	100.0%	$72,394	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

1Q 2023 Financial Supplement	28

Consolidated Results of General Account Investment Portfolio

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	March 31, 2022		March 31, 2023		December 31, 2022
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	3.29%	$598	3.95%	$714	3.57%	$2,619
Ending assets		72,866		72,394		72,255
Mortgages:
Income (loss)	3.89%	139	4.24%	177	3.92%	587
Ending assets		14,452		16,969		16,481
Other Equity Investments (1):
Income (loss)	11.02%	81	4.68%	41	5.21%	171
Ending assets		3,006		3,498		3,433
Policy Loans:
Income	5.74%	58	5.12%	52	5.35%	215
Ending assets		4,010		4,028		4,033
Cash and Short-term Investments:
Income	(0.16)%	(1)	(5.00)%	(23)	(1.44)%	(24)
Ending assets		2,645		2,219		1,419
Funding Agreements:
Interest expense and other		(12)		(87)		(156)
Ending (liabilities)		(6,088)		(8,366)		(8,501)
Total invested Assets:
Income	3.85%	863	3.89%	873	3.79%	3,412
Ending assets		90,891		90,742		89,120
Short Duration Fixed Maturities:
Income (loss)	3.67%	1	3.79%	1	3.62%	5
Ending assets		137		87		87
Total Net Investment Income:
Investment income	3.85%	864	3.89%	874	3.79%	3,417
Less: investment fees (3)	(0.13)%	(29)	(0.17)%	(39)	(0.15)%	(138)
Investment income, net	3.72%	$835	3.71%	$835	3.63%	$3,279
General Account Ending Net Assets		$91,028		$90,829		$89,207
Operating Earnings adjustments:
Funding Agreements interest expense		12		87		156
AB and other non-General Account investment income		29		55		84
Operating Net investment income (loss)		$876		$977		$3,519
Notes:

(1) Includes, as of March 31, 2022, March 31, 2023 and December 31, 2021 $314 million, $394 million and $400 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(3) Investment fees are inclusive of investment management fees paid to AB.

1Q 2023 Financial Supplement	29

Additional Information

1Q 2023 Financial Supplement	30

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	3/31/2022	3/31/2023

TOTAL
Beginning balance	$6,113	$6,180	$6,254	$6,322	$6,369	$6,113	$6,369
Capitalization of commissions, sales and issue expenses	210	219	215	198	202	210	202
Amortization	(143)	(145)	(147)	(151)	(152)	(143)	(152)
Ending balance	$6,180	$6,254	$6,322	$6,369	$6,419	$6,180	$6,419

Individual Retirement
Beginning balance	$3,013	$3,065	$3,127	$3,180	$3,219	$3,013	$3,219
Capitalization of commissions, sales and issue expenses	132	144	137	126	134	132	134
Amortization	(80)	(82)	(84)	(87)	(89)	(80)	(89)
Ending balance	$3,065	$3,127	$3,180	$3,219	$3,264	$3,065	$3,264

Group Retirement
Beginning balance	$771	$778	$785	$792	$800	$771	$800
Capitalization of commissions, sales and issue expenses	22	21	22	23	19	22	19
Amortization	(15)	(14)	(15)	(15)	(15)	(15)	(15)
Ending balance	$778	$785	$792	$800	$804	$778	$804

Protection Solutions
Beginning balance	$1,559	$1,579	$1,596	$1,614	$1,630	$1,559	$1,630
Capitalization of commissions, sales and issue expenses	49	46	47	46	43	49	43
Amortization	(29)	(29)	(29)	(30)	(29)	(29)	(29)
Ending balance	$1,579	$1,596	$1,614	$1,630	$1,644	$1,579	$1,644

Legacy
Beginning balance	$631	$623	$614	$606	$593	$631	$593
Capitalization of commissions, sales and issue expenses	8	8	9	3	6	8	6
Amortization	(16)	(17)	(17)	(16)	(16)	(16)	(16)
Ending balance	$623	$614	$606	$593	$583	$623	$583

Corporate and Other
Beginning balance	$139	$135	$132	$130	$127	$139	$127
Capitalization of commissions, sales and issue expenses	(1)	—	—	—	—	(1)	—
Amortization	(3)	(3)	(2)	(3)	(3)	(3)	(3)
Ending balance	$135	$132	$130	$127	$124	$135	$124

1Q 2023 Financial Supplement	31

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) changes in the fair value of market risk benefits and purchased market risk benefits, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the market risk benefits which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; and a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period, and a decrease of a deferred tax valuation allowance.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

1Q 2023 Financial Supplement	32

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

1Q 2023 Financial Supplement	33

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	3/31/2022	3/31/2023

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$530	$967	$594	$62	$177	$530	$177
Adjustments related to:
Variable annuity product features	(616)	(1,031)	(675)	129	861	(616)	861
Investment gains (losses), net	326	231	333	55	87	326	87
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	19	19	19	25	9	19	9
Other adjustments (1) (2)	228	177	50	150	45	228	45
Income tax (expense) benefit related to above adjustments	9	127	58	(76)	(210)	9	(210)
Non-recurring tax items	3	3	7	3	(605)	3	(605)
Non-GAAP Operating Earnings	$499	$493	$386	$348	$364	$499	$364

Net income (loss) attributable to Holdings (3)	$1.35	$2.54	$1.58	$0.17	$0.49	$1.35	$0.49
Less: Preferred stock dividends	0.04	0.07	0.04	0.07	0.04	0.04	0.04
Net income (loss) available to Holdings' common shareholders	1.32	2.47	1.54	0.10	0.45	1.32	0.45
Adjustments related to:
Variable annuity product features	(1.57)	(2.71)	(1.79)	0.35	2.36	(1.57)	2.36
Investment gains (losses), net	0.83	0.61	0.88	0.15	0.24	0.83	0.24
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.05	0.05	0.05	0.07	0.02	0.05	0.02
Other adjustments (1) (2)	0.58	0.47	0.13	0.39	0.13	0.58	0.13
Income tax (expense) benefit related to above adjustments	0.02	0.33	0.15	(0.20)	(0.58)	0.02	(0.58)
Non-recurring tax items (4)	0.01	0.01	0.02	0.01	(1.66)	0.01	(1.66)
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$1.24	$1.23	$0.99	$0.87	$0.96	$1.24	$0.96

Book Value per common share
Book Value per common share	$16.65	$10.99	$5.00	$(0.44)	$6.10	$16.65	$6.10
Less: Per share impact of AOCI	(3.39)	(11.05)	(18.57)	(24.63)	(18.15)	(3.39)	(18.15)
Book value per common share (ex. AOCI)	$20.04	$22.04	$23.56	$24.19	$24.25	$20.04	$24.25

Notes:
(1) Includes certain gross legal expenses related to the cost of insurance litigation and claims related to a commercial relationship of $0 million and $59 million for the three months ended March 31, 2023 and 2022, respectively. Includes policyholder benefit costs of $75 million for the three months ended March 31, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. The legal accruals impact per common share is $0.00 and $0.15 for the three months ended March 31, 2023 and 2022, respectively. Includes policyholder benefit costs of $0.19 for the three months ended March 31, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. No adjustments were made to prior period Non-GAAP Operating EPS as the impact was immaterial.
(2) Includes Non-GMxB related derivative hedge losses of $0 million and ($2) million for the three months ended March 31, 2023 and 2022, respectively. The impact per common share is $0.01 and $(0.01) for the three months ended March 31, 2023 and 2022, respectively.
(3) For periods with a net loss, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(4) For the three months ended March, 31 2023, non-recurring tax items reflect the effect of uncertain tax positions for a given audit period and a decrease of a deferred tax valuation allowance.

1Q 2023 Financial Supplement	34

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$2,153	$1,800
Adjustments related to:
Variable annuity product features	(2,193)	(716)
Investment (gains) losses	945	706
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	82	72
Other adjustments	605	422
Income tax (expense) benefits related to above adjustments	118	(101)
Non-recurring tax items	16	(592)
Non-GAAP Operating Earnings	$1,726	$1,591

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$2,153	$1,800
Less: Preferred stock	(80)	(80)
Net income (loss) available to Holdings' common shareholders	$2,073	$1,720
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,389	$8,641

Return on Equity (ex. AOCI)	24.7%	19.9%

Non-GAAP Operating Earnings	$1,726	$1,591
Less: Preferred stock	(80)	(80)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,646	$1,511
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,389	$8,641

Non-GAAP Operating Return on Equity (ex. AOCI)	19.6%	17.5%

1Q 2023 Financial Supplement	35

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$10,351	$7,959	$5,702	$3,411	$1,401	$3,754
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	8,789	6,397	4,140	1,849	(161)	2,192
Less: Accumulated other comprehensive income (loss)	1,303	(1,304)	(4,165)	(6,870)	(8,992)	(6,516)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$7,486	$7,701	$8,305	$8,719	$8,831	$8,708

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023

Equity Reconciliation - Twelve Month Rolling Average (2)
Total equity attributable to Holdings' shareholders	$4,618	$3,567
Less: Preferred Stock	1,562	1,562
Total equity attributable to Holdings' common shareholders	3,056	2,005
Less: Accumulated other comprehensive income (loss)	(5,333)	(6,636)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,389	$8,641

1Q 2023 Financial Supplement	36

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded Products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an Asset Management Company, no other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Legacy - The Legacy segment consists of our fixed-rate GMxB business written prior to 2011. In 2023, we began reporting this business separately from our Individual Retirement business.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.

1Q 2023 Financial Supplement	37

Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue, divided by the average number of advisors for each of the most recent four quarters
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

1Q 2023 Financial Supplement	38

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Barclays		Tracy Benguigui			1 (212) 526-1561
Citi		Michael Ward			1 (212) 816-4269
Credit Suisse		Andrew Kligerman			1 (212) 325-5069
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
Goldman Sachs		Alex Scott			1 (212) 902-9592
Jefferies		Suneet Kamath			1 (212) 778-8602
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Nigel Dally			1 (212) 761-4132
Raymond James		Wilma Burdis			1 (727) 567-9371
RBC Capital Markets		Mark Dwelle			1 (804) 782-4008
Truist Securities		Mark Hughes			1 (615) 748-4422
UBS		Brian Meredith			1 (212) 713-2492
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Feb '23	Jun '22	Jan '23

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A1
Equitable Financial Life Insurance Company of America			A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.			—	BBB+	Baa1
AllianceBernstein L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Işıl Müderrisoğlu	Thomas Lewis			Sophia Kim
(212) 314-2476	(212) 314-4638			(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
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Notes:
(1) Last review dates: S&P as of Sep '22, Moody’s as of Jan '23.

1Q 2023 Financial Supplement	39